SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) October 22, 2004


                     WESTSTAR FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       North Carolina                   000-30515               56-2181423
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
    of incorporation)                                    Identification  number)


                79 Woodfin Place, Asheville, North Carolina 28801
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 252-1735


                                 Not Applicable
--------------------------------------------------------------------------------
                (Former address of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2004, the Registrant announced financial results for the three and nine month periods ended September 30, 2004. A copy of the Press Release announcing the Registrant's results for the third quarter ended September 30, 2004 is attached hereto as Exhibit 99.1 and incorporated by reference into this
Item 12.

The Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant's goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", "projects", "outlook" or similar expressions. These statements are based upon the current belief and expectations of the Registrant's management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant's control).

ITEM 8.01.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On October 22, 2004, Weststar Financial Services Corporation (the "Registrant") announced financial results for the three and nine month periods ended September 30, 2004. A copy of the press release (the "Press Release") announcing the Registrant's results for the thrid quarter ended September 30, 2004 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
 99.1             Press Release dated October 22, 2004 with respect to
                  the Registrant's financial results for the third quarter ended September 30, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         WESTSTAR FINANCIAL SERVICES CORPORATION



                         By: /s/Randall C. Hall
                             ------------------
                         Randall C. Hall
                         Executive Vice President and Chief Financial Officer



Dated: October 26, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                            Description of Exhibit
--------------                            ----------------------

99.1                                      Press Release